U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 96.6%	Shares	Value
Australia - 2.8%
Brambles Ltd.	32,947	$513,738

Bermuda - 6.2%
DHT Holdings, Inc.	20,765	379,377
Teekay Corp. Ltd.	62,843	767,313
		1,146,690

Canada - 2.2%
Teekay Tankers Ltd.	5,383	394,682

China - 15.2%
COSCO SHIPPING Energy Transportation Co. Ltd. - Class H	151,650	346,769
COSCO SHIPPING Holdings Co. Ltd. - Class H	430,392	817,839
J&T Global Express Ltd. (a)	417,270	538,004
SF Holding Co. Ltd. - Class H	118,599	533,009
ZTO Express Cayman, Inc. - ADR	22,332	562,097
		2,797,718

Denmark - 2.7%
DSV AS	2,106	498,714

Germany - 2.8%
Deutsche Post AG	9,960	515,176

Greece - 3.9%
Danaos Corp.	6,418	722,923

Hong Kong - 9.0%
Orient Overseas International Ltd.	44,378	787,250
SITC International Holdings Co. Ltd.	198,240	861,605
		1,648,855

Japan - 5.8%
Mitsui OSK Lines Ltd.	9,020	369,200
Nippon Yusen KK	19,346	703,114
		1,072,314

Singapore - 9.1%
BW LPG Ltd. (b)	49,708	878,870
Hafnia Ltd. (c)	105,179	799,360
		1,678,230

Spain - 3.0%
Logista Integral SA	14,898	555,515

Switzerland - 5.0%
Kuehne + Nagel International AG	4,028	908,265

Taiwan - 12.2%
Evergreen Marine Corp. Taiwan Ltd.	131,474	820,428
Wan Hai Lines, Ltd.	347,581	838,239
Yang Ming Marine Transport Corp.	358,794	583,587
		2,242,254

United Kingdom - 6.0%
Global Ship Lease, Inc. - Class A	18,690	695,828
TORM PLC - Class A	14,192	395,957
		1,091,785

United States - 10.7%
Expeditors International of Washington, Inc. (c)	3,686	527,946
FedEx Corp.	1,485	528,927
Matson, Inc. (c)	2,343	384,111
United Parcel Service, Inc. - Class B	5,357	527,022
		1,968,006
TOTAL COMMON STOCKS (Cost $15,978,280)		17,754,865

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.0%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (d)	1,290,967	1,290,967
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,290,967)		1,290,967

MONEY MARKET FUNDS - 5.0%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)	905,639	905,639
First American Treasury Obligations Fund - Class X, 3.59% (d)	1,601	1,601
TOTAL MONEY MARKET FUNDS (Cost $907,240)		907,240

TOTAL INVESTMENTS - 108.6% (Cost $18,176,487)		19,953,072
Liabilities in Excess of Other Assets - (8.6)%		(1,583,598)
TOTAL NET ASSETS - 100.0%		$18,369,474

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $878,870 or 4.8% of the Fund’s net assets.

(c)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $1,246,724.
(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

U.S. Global Sea to Sky Cargo ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$17,754,865	$–	$–	$17,754,865
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,290,967
Money Market Funds	907,240	–	–	907,240
Total Investments	$18,662,105	$–	$–	$19,953,072

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,290,967 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.